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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 16, 2003


                   OPTION ONE MORTGAGE ACCEPTANCE CORPORATION

                  (AS DEPOSITOR UNDER THE POOLING AND SERVICING
               AGREEMENT, DATED AS OF JUNE 1, 2003, PROVIDING FOR
                    THE ISSUANCE OF ASSET-BACKED PASS-THROUGH
                          CERTIFICATES, SERIES 2003-4).


                   Option One Mortgage Acceptance Corporation
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             (Exact name of registrant as specified in its charter)
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           DELAWARE               333-104020              33-0727357
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(State or Other Jurisdiction     (Commission             (I.R.S. Employer
of Incorporation)                 File Number)            Identification Number)

         3 Ada
         Irvine, California                       92618
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(Address of Principal Executive Offices)          (Zip Code)


Registrant's telephone number, including area code:  (949) 790-8100


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits:

                          Item 601 (a) of
                          Regulation S-K
Exhibit No.               Exhibit No.                   Description
-----------               -----------                   -----------
1                             5.1                       Opinion and Consent of
                                                        Thacher Proffitt & Wood.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June __, 2003

                                            OPTION ONE MORTGAGE
                                            ACCEPTANCE CORPORATION

                                            By ________________________________
                                            Name:
                                            Title:




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                                  EXHIBIT INDEX


                       Item 601 (a) of
                       Regulation S-K
Exhibit No.            Exhibit No.                Description
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1                        5.1                      Opinion and Consent of Counsel